CLIENT SERVICE AGREEMENT

THIS AGREEMENT is made and entered into this 7th day of June 2000, between CONTINENTAL CAPITAL & EQUITY CORPORATION, located at 195 Wekiva Springs Road, Suite 200, Longwood, FL 32779, (hereinafter referred to as "CCEC") and NEW VISUAL ENTERTAINMENT, INC., located at 5920 Friars Road, Suite 104, San Diego, California 92108 (hereinafter referred to as the "Company").

WITNESSETH:
         WHEREAS, CCEC is a financial relations and direct marketing advertising firm specializing in the dissemination of information about publicly traded companies, and
         WHEREAS, the Company is publicly held with its common stock trading on the Over- the-counter bulletin board, and
         WHEREAS, the Company desires to publicize itself with the intention of making its name and business better known to shareholders, investors, brokerage houses, institutional investors, analysts and other industry professionals, and
         WHEREAS, CCEC is willing to accept the Company as a client.

NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed:

1. ENGAGEMENT: The Company hereby engages CCEC to publicize the Company to brokers, prospective investors, institutional investors, analysts, other industry professionals and shareholders as described in Section 2 of this Agreement, and subject to the further provisions of this Agreement. CCEC hereby accepts the Company as a client and agrees to publicize it as described in
Section 2 of this Agreement, but subject to the further provisions of this Agreement.

2. MARKETING PROGRAM:  Consists of the following components:

         (A) CCEC will review and analyze various aspects of the Company's goals and make recommendations on feasibility and achievement of desired goals.

         (B) Upon CCEC's receipt of payment of shares and/or receipt of Company's cash payment, as detailed in Section 4(A), CCEC will review all of the general information and recent filings from the Company and produce at least a 50,000 piece and up to a 100,000 piece direct mail package to include an 11" X 17" self mailer and an ample number of corporate profiles so as to allow for one profile for each respondent to the original mailing, all items to be approved by the Company prior to circulation. Response devices engaged to capture respondents from the direct mail piece shall include a Postage-Paid Business Reply Card, a 24-hour, toll-free call-in number exclusively featuring the Company, and an online response card posted to CCEC's website in conjunction with the electronic version of the direct mail piece featured on www.insidewallstreet.com and mass e-mailed to Inside Wall Street e-mail subscribers.
         (C) CCEC will provide exposure to its network of firms and brokers that may be interested in participating with the Company and schedule and conduct the necessary due diligence and obtain the required approvals necessary for those firms to participate. CCEC will also interview and make determinations on any firms or brokers referred by the Company with regard to their participation.

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         (D) At the Company's request, CCEC will be available to the Company to field any calls from firms and brokers inquiring about the Company.
         (E) CCEC will use its best efforts to obtain the Company exposure on radio programming, in independent financial newsletters, and through on-line fax and Internet broadcast services.
         (F) CCEC will promote the Company on the Worldwide Internet via CCEC's home web site (www.insidewallstreet.com). Further CCEC shall create banner ads for placement on financial web sites with hyperlinks back to the Company's feature page on CCEC's home web site. The banner ads shall run for two (2) months.
         (G) At the Company's request, CCEC shall write, produce and assist the Company in releasing all press announcements. The Company shall be solely responsible for paying all fees associated with the actual release(s) through BusinessWire, P.R. Newswire, or any other comparable news dissemination source.
         (H) CCEC will create, build and continually update and enhance a fax database of all brokers, investors, analysts and media contacts who have expressed an interest in receiving ongoing information on the Company. CCEC will assist the Company in setting up an account with a fax broadcasting agency to manage the actual broadcasting in the event Company does not have this capability in-house. Further, CCEC will, at its election and expense, mass-fax broadcast select releases to its network of U.S. stockbrokers, analysts and institutional investors.
         (I) CCEC will obtain express written approval from the Company on all material produced by CCEC prior to disseminating the information to the public.

3. TIME OF PERFORMANCE: Services to be performed under this Agreement shall commence upon execution of this Agreement and shall continue for a period of six
(6) months.

4. COMPENSATION AND EXPENSES: In consideration of the services to be performed by CCEC, the Company agrees to pay compensation to CCEC as follows:

         (A) Fifty thousand dollars ($50,000.00), payable as follows:
                  *  $25,000.00 due upon the execution of this Agreement, plus
                  * $25,000.00 due upon the approval of the press-ready proof of the Inside Wall Street direct mail piece.
         (B) CCEC shall also be issued a certificate representing two hundred thousand (200,000) "pre-reverse split" shares of the Company's common stock, which certificate shall be issued within three business days after the execution of this Agreement by CCEC. CCEC acknowledges that the Company intends to effect a 1-for-4 reverse stock split and that such certificate will thereafter represent fifty thousand (50,000) "post-reverse split" shares of the Company's common stock. CCEC and the Company shall enter into a registration rights agreement in substantially the form of Exhibit A hereto, with respect to the registration of such shares.
         (C) Within three business days after the Company effects its 1-for-4 reverse stock split, CCEC shall be issued a Warrant, the form of which is attached hereto as Exhibit B, entitling it to purchase, in the aggregate, up to 200,000 shares of the Company's "post-reverse split" common stock (the "Warrant Shares"). The Warrant shall be divided into four tranches of fifty thousand (50,000) shares each, with each tranche to have the following exercise prices:
Tranche I - $7.00 per share; Tranche 2 - $8.50 per share; Tranche 3 - $10.00 per

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share; and Tranche 4 - $11.50 per share. Upon issuance of the Warrant, CCEC and the Company shall enter into a registration rights agreement in substantially the form of Exhibit C hereto, with respect to the registration of the Warrants Shares.

5. REPRESENTATIONS AND WARRANTIES:

(i) The Company represents and warrants to CCEC, each such representation and warranty being deemed to be material that:
         (A) The Company will cooperate fully and timely with CCEC to enable CCEC to perform its obligations under this Agreement.
         (B) The execution and performance of this Agreement by the Company has been duly authorized by the Board of Directors of the Company in accordance with applicable law, and, to the extent required, by the requisite number of shareholders of the Company;
         (C) The performance by the Company of this Agreement will not violate any applicable court decree, law or regulation, nor will it violate any provisions of the organizational documents of the Company or any contractual obligation by which the Company may be bound.
         (D) The Company will promptly deliver to CCEC a complete due diligence package to include latest 10K, latest 10Q, last six (6) months of press releases and all other relevant materials, including but not limited to corporate reports, brochures, etc.
         (E) The Company will promptly deliver to CCEC a list of names and addresses of all shareholders of the Company of which it is aware.
         (F) The Company will promptly deliver to CCEC a list of brokers and market makers of the Company's securities which have been following the Company.
         (G) Because CCEC will rely on such information to be supplied it by the Company, all such information shall be true, accurate, complete and not misleading, in all respects.
         (H) The Company will act diligently and promptly in reviewing materials submitted to it by CCEC to enhance timely distribution of the materials and will inform CCEC of any inaccuracies contained therein prior to the projected publication date.
(ii) CCEC represents and warrants to the Company, each such representation and warranty being deemed to be material, that:
         (A) The execution and performance of this Agreement by CCEC has been duly authorized by CCEC, in accordance with applicable law, and the performance by CCEC will not violate any applicable court decree, law or regulation, nor will it violate any provisions of the organizational documents of CCEC or any contractual obligation by which CCEC may be bound.
         (B) Notwithstanding the information made known to the Company regarding CCEC's selling shareholder, founder and outgoing President John R. Manion, since January 1, 1997, and as of the date hereof, there is no suit, claim, action, proceeding, administrative hearing or investigation pending or, to the knowledge of CCEC, threatened, against CCEC or any of its officers, directors of affiliates before any court, agency or other governmental entity regarding any actual or alleged violation of the securities laws or regulations of the United States or any State thereof (a "Securities Action"). Notwithstanding the information made known to the Company regarding CCEC's selling shareholder, founder and outgoing President John R. Manion, since January 1, 1997 and as of the date hereof, neither CCEC nor any of its officers, directors or affiliates have been subject to any outstanding order, writ, judgement, injunction, decree or arbitration order or award as a result of any Securities Action.

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

         (C) CCEC is an "accredited investor" within the meaning of Rule 501(a)(3) Linder the Securities Act of 1933, as amended (the "Securities Act"), and the Restricted Shares and the Warrant Shares are and will be acquired for CCEC's own account and not with a view toward, or for sale in connection with, any distribution thereof except in compliance with applicable United States federal and state securities law.
         (D) CCEC understanding that the Restricted Shares and the Warrant Shares have not been registered under the Securities Act and may not be transferred or sold except as permitted under the Securities Act and applicable state securities laws, pursuant to either an effective registration statement or an exemption therefrom, and that the Restricted Shares and any Warrant Shares issued will contain a legend to that effect.

6. DISCLAIMER BY CCEC: CCEC WILL BE THE PREPARER OF CERTAIN PROMOTIONAL MATERIALS. CCEC MAKES NO REPRESENTATION THAT (A) ITS SERVICE WILL RESULT IN ANY ENHANCEMENT TO THE COMPANY (B) THE PRICE OF THE COMPANY'S PUBLICLY TRADED SECURITIES WILL INCREASE, (C) ANY PERSON WILL PURCHASE SECURITIES IN THE COMPANY, OR (D) ANY INVESTOR WILL LEND MONEY TO OR INVEST IN OR WITH THE COMPANY.

7. EARLY TERMINATION: If the Company fails to make timely payment of the compensation set forth in Section 4 of this Agreement, or if the Company commits a material breach of its representations and warranties under Section 5 of this Agreement that is not cured within 30 days after the Company receives written notice of the breach from CCEC, then CCEC shall have the right, for 30 days after failure or uncured breach, to terminate any further performance under this Agreement. In such event, provided that CCEC has not breached its obligations hereunder, all compensation shall become immediately due and payable and/or deliverable, and CCEC shall be entitled to receive and retain the same as liquidated damages, and not as a penalty, in lieu of all other remedies, the parties acknowledging and agreeing that it would be too difficult currently to determine the exact extent of CCEC's damage, but that the receipt and retention of such compensation is reasonable present estimate of such damage.

8. LIMITATION OF LIABILITY: If CCEC fails to perform its services hereunder, its entire liability to the Company shall not exceed the lessor of (a) the amount of cash compensation CCEC has received from the Company under Section 4 of this Agreement or (b) the actual damage to the Company as a result of such non-performance. If the Company breaches this Agreement, its sole liability to CCEC shall not exceed the obligation to pay the compensation set forth in
Section 4 of this Agreement. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES NOR FOR ANY CLAIM BY ANY PERSON OR ENTITY ARISING FROM OR IN ANY WAY RELATED TO THIS AGREEMENT, UNLESS (i) IN THE CASE OF THE COMPANY, SUCH DAMAGES RESULT FROM THE COMPANY'S INTENTIONAL MISCONDUCT, OR (ii) IN THE CASE OF CCEC, SUCH DAMAGES RESULT FROM CCEC'S INTENTIONAL MISCONDUCT (WHICH SHALL NOT INCLUDE THE DISTRIBUTION OF MATERIAL AUTHORIZED IN WRITING BY THE COMPANY) OR FROM THE USE, BY CCEC, OF INFORMATION NOT AUTHORIZED BY THE COMPANY.

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9. OWNERSHIP OF MATERIALS: All right, title, and interest in and to materials produced by CCEC in connection with its performance of services hereunder shall be deemed works made for hire and shall be the property of the Company upon payment to CCEC of the compensation to be paid pursuant to Section 4 hereof. Notwithstanding the foregoing, the Company shall have the right, title and interest in any CCEC trademark, trade name, domain name or service mark, and shall have no right to use the same after the termination of this Agreement without the prior written consent of CCEC. The parties agree to execute any further documentation necessary to effect the purposes of this section.

10. CONFIDENTIALITY: Until such time as the same may become publicly known, CCEC agrees that any information of a confidential nature will be used by CCEC solely in connection with its performances hereunder and will not be revealed or disclosed to any person or entity, except in the performance of this Agreement, and upon completion of its services and upon written request of the Company all materials and original documentation provided by the Company will be returned to it. CCEC will, however, require Confidentiality Agreements from its own employees and from contractors CCEC reasonably believes will come in contact with confidential material.

11. NOTICES: All notices hereunder shall be in writing and addressed to the party at the address herein set forth and shall be given by personal delivery, by certified mail, express mail or by national overnight courier services. Notices will be deemed given upon the earlier of actual receipt or three (3) business days after being mailed or delivered to such courier service. Any notices to be given hereunder will be effective if executed by and sent by the attorneys for the parties giving such notice, and in connection therewith the parties and their respective counsel agree that in giving such notice such counsel may communicate directly in writing with such parties to the extent necessary to give such notice.

12. SEPARABILITY: If one or more of the provisions of this Agreement shall be held invalid, illegal, or unenforceable in any respect, such provision, to the extent invalid, illegal, or unenforceable, and provided that such provision is not essential to the transaction provided for by this Agreement, shall not affect any other provision hereof, and the Agreement shall be construed as if such provision had never been contained herein.

13. ARBITRATION: Any controversy or claim arising out of or relating to the Client Service Agreement, or the breach thereof, shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association, and judgement upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

14. MISCELLANEOUS:
         (A) GOVERNING LAW: This Agreement shall be governed by and interpreted under the laws of the State of Florida where CCEC has been organized and this Agreement has been accepted by CCEC. Venue for all litigation shall be Seminole County, Florida.
         (B) CURRENCY: In all instances, references to dollars shall be deemed to be United States Dollars.

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

         (C) MULTIPLE/FAXED COUNTERPARTS: This Agreement may be executed in multiple counterparts, and by fax transmission, each of which shall be deemed an original.

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Executed as a sealed instrument as of the last day and year shown hereunder.

CONFIRMED AND AGREED ON THE 7TH DAY OF JUNE 2000.

CONTINENTAL CAPITAL & EQUITY CORPORATION

By:       /s/ John R. Manion                  /s/ Dodi B. Handy
      -----------------------------------     ----------------------------------
      CCEC Representative                     CCEC Officer


          /s/ John R. Manion                  /s/ Dodi B. Handy
      -----------------------------------     ----------------------------------
      Print Name                              Print Name


          /s/ Henry Harrison                  /s/ Henry Harrison
      -----------------------------------     ----------------------------------
      Witness                                 Witness

          /s/ Henry Harrison                  /s/ Henry Harrison
      -----------------------------------     ----------------------------------
      Print Name                              Print Name


CONFIRMED AND AGREED ON THE 7TH DAY OF JUNE 2000.

NEW VISUAL ENTERTAINMENT, INC.


By:       /s/ Ray Willenberg, Jr.                 /s/ John Howell
      -----------------------------------     ----------------------------------
      Duly Authorized                         Witness


          /s/ Ray Willenberg, Jr.                 /s/ John Howell
      -----------------------------------     ----------------------------------

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

                      Exhibit A to Client Service Agreement


                                    EXHIBIT A
                      FORM OF REGISTRATION RIGHTS AGREEMENT
                              FOR RESTRICTED SHARES


                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of June __, 2000, among NEW VISUAL ENTERTAINMENT, INC., a Utah corporation (the "Company"), and CONTINENTAL CAPITAL & EQUITY CORPORATION (the "Holder").

                                    RECITALS:

         1. The Holder is the holder of 200,000 unregistered shares (the "Restricted Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock").

         2. For good and valuable consideration, the receipt of which is hereby acknowledged, the Company is willing to grant the registration rights set forth in this Agreement.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         AFFILIATE: the meaning set forth in Rule 12b-2 under the Exchange Act.

         EFFECTIVENESS PERIOD: as defined in Section 5.1(b).

         EXCHANGE ACT: the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         INCIDENTAL REGISTRATION: as defined in Section 3.1.

         PIGGY-BACK REQUEST: as defined in Section 3.1.

         PROSPECTUS: the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all materials incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         REGISTRABLE SECURITIES: the Restricted Shares and any other securities issued or issuable with respect to the Restricted Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, PROVIDED THAT any particular shares of such Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (ii) such shares shall have become eligible to be sold to the public by the Holder pursuant to Rule 144 under the Securities Act, or
(iii) subsequent disposition of such shares shall not require registration or qualification of them under the Securities Act or of any similar state law then in force.

         REGISTRATION: a registration of securities (including Registrable Securities) under the Securities Act.

         REGISTRATION EXPENSES: any and all expenses incident to performance of or compliance with this Agreement by the Company and its subsidiaries, including, without limitation (i) all SEC, stock exchange, NASDAQ and other registration, listing and filing fees (other than fees and expenses incurred in connection with compliance with state securities or blue sky laws); (ii) all fees and expenses incurred in connection with compliance with the rules for trading securities on the NASDAQ or on any stock exchange on which the Common Stock is traded (including reasonable fees and disbursements of counsel to the underwriters in connection with such compliance and the preparation of a Blue Sky Memorandum and legal investment survey), (iii) all expenses of printing, distributing, mailing and delivering, any Registration Statement, any Prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of or compliance with this Agreement, (iv) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (v) the fees and expenses of any trustee, transfer agent, registrar, escrow agent or custodian,
(vi) the expenses customarily borne by the issuer incurred in connection with making road show presentations, if any, to facilitate the distribution and sale of Registrable Securities, and (vii) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties).

         REGISTRATION STATEMENT: any registration statement of the Company that covers any Registrable Securities filed or to be filed pursuant to this Agreement in connection with a Registration of Registrable Securities pursuant to Section 3, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         RULE 144: Rule 144 (or any successor provision) under the Securities
Act.

         SEC: the Securities and Exchange Commission.

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

         SECURITIES ACT: the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: a Registration in which securities of the Company (including Registrable Securities) are sold to an underwriter for reoffering to the public.

         SECTION 2. [RESERVED]

         SECTION 3. INCIDENTAL REGISTRATION RIGHTS.

         3.1 REQUESTS FOR INCIDENTAL REGISTRATION. If the Company proposes to register any of its equity securities (other than pursuant to a Registration on Form S-4 or S-8 or any successor form) and the Registration form to be used may be used for Registration of the Registrable Securities, it will give prompt written notice to the Holder of its intention to effect such Registration (the "Incidental Registration"). Within ten business days of receiving such written notice of an Incidental Registration, the Holder may make a written request (the "Piggy-Back Request") that the Company include in the proposed Incidental Registration all, or a portion, of the Registrable Securities owned by the Holder (which Piggy-Back Request shall set forth the Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof).

         3.2 OBLIGATION TO EFFECT INCIDENTAL REGISTRATION. (a) The Company will use its best efforts to include in any Incidental Registration all Registrable Securities which the Company has been requested to register pursuant to any timely Piggy-Back Request to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

         (b) Notwithstanding the preceding Sections 3.1 and 3.2(a):

                  (i) the Company shall not be obligated pursuant to this
         Section 3 to effect a Registration of Registrable Securities requested pursuant to a timely Piggy-Back Request if the Company discontinues the related Incidental Registration at any time prior to the effective date of any Registration Statement filed in connection therewith; and

                  (ii) if a Registration pursuant to this Section 3 involves an underwritten offering, and the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall advise the Company that, in its opinion, the number of securities requested and otherwise proposed to be included in such Registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such Registration to the extent of the number which the Company is so advised can be sold in such offering, FIRST, the securities the Company proposes to sell for its own account in such Registration and SECOND, the Registrable Securities of the Holder requesting to be

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

         included in such Registration and all other securities requested to be included in such Registration on a PRO RATA basis.

         SECTION 4. UNDERWRITERS.

         4.1 UNDERWRITTEN OFFERS. The provisions of this Section 4 do not establish additional registration rights but instead set forth procedures applicable, in addition to those set forth in Sections 3 and 5, to any Registration which is an underwritten offering.

         4.2 SELECTION OF UNDERWRITERS. If a Registration of Registrable Securities is being effected pursuant to Section 3 and such securities are to be distributed by or through one or more underwriters, the Company shall have the right to select one or more underwriters to administer the offering.

         4.3 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. The Holder may not participate in any underwritten Registrations hereunder unless the Holder agrees to sell the Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Company.

         4.4 HOLDBACK AGREEMENT OF THE HOLDER. If and whenever the Company proposes to register any of its equity securities under the Securities Act for its own account (other than on Form S-4 or S-8 or any successor form) or is required to use reasonable efforts to effect the Registration of any Registrable Securities under the Securities Act pursuant to Section 3, the Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, of any Registrable Securities, of any other equity securities of the Company, or any securities convertible into or exchangeable for any equity securities of the Company, within 15 days prior to and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required) after the effective date of the Registration Statement relating to such Registration, except as part of such Registration or with the prior written consent of the Company and the managing underwriter, if any.

         SECTION 5. REGISTRATION PROCEDURES.

         5.1 OBLIGATIONS OF THE COMPANY. If and whenever the Company is required pursuant to Section 3 to effect a Registration of Registrable Securities, the Company shall, subject to the provisions of Section 3:

         (a) prepare and file with the SEC a Registration Statement covering such Registrable Securities and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective as provided herein;

         (b) use commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement and Prospectus used in connection therewith effective at least until the earlier of (i) 90 days after the effective date of such Registration Statement, and (ii) the completion of the distribution by the Holder of all of the Registrable Securities covered by such Registration Statement (the "Effectiveness Period");

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

         (c) use commercially reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such states within the United States as the Company determines, PROVIDED that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any state wherein it is not so qualified, subject itself to taxation in any state wherein it is not so subject, or take any action which would subject it to general service of process in any state wherein it is not so subject; and

         (d) (i) notify the Holder of Registrable Securities covered by such Registration Statement if, to its knowledge, such Registration Statement, at the time it or any amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable, prepare and file with the SEC a post-effective amendment to such Registration Statement and use commercially reasonable efforts to cause such post-effective amendment to become effective such that such Registration Statement, as so amended, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) notify the Holder of Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, if, to its knowledge, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, as promptly as practicable, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         The Holder agrees that upon receipt of any notice from the Company pursuant to Section 5.1(d), the Holder will promptly discontinue the Holder's disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Holder shall have received notice from the Company that such Registration Statement has been amended and/or copies of the supplemented or amended Prospectus contemplated by Section 5.1(d) have been furnished. If so directed by the Company, the Holder of Registrable Securities will deliver to the Company all copies, other than permanent file copies, in the Holder's possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice.

         5.2 SELLER INFORMATION. The Company may require the Holder of any Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request and as shall be required by law in connection therewith. The Holder agrees to furnish promptly to the Company all information required to be

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

disclosed in order to make the information previously furnished to the Company by such Holder not materially false or misleading.

         SECTION 6. REGISTRATION EXPENSES.

         The Company shall pay all Registration Expenses arising from or incidental to the performance of, or compliance with, this Agreement, PROVIDED that the Holder requesting such Registration shall bear any transfer taxes applicable to its Registrable Securities registered thereunder, customary (both as to type and amount) commissions, discounts or other compensation payable to the underwriters (including fees and expenses of underwriters' counsel), selling brokers, managers or other similar persons engaged in the distribution of any of the Registrable Securities, and the fees and expenses of the Holder's own counsel.

         SECTION 7. INDEMNIFICATION.

         7.1 INDEMNIFICATION BY THE HOLDER OF REGISTRABLE SECURITIES. The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed pursuant to this Agreement that the Company shall have received an undertaking satisfactory to it from the Holder to indemnify, defend and hold harmless, the Company, its directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company from and against any and all losses, claims, damages and liabilities, joint or several, to which any of the foregoing may become subject, under the Securities Act or otherwise, based upon or arising out of any untrue statement or alleged untrue statement of a material fact in a Registration Statement, any preliminary prospectus, final Prospectus or summary Prospectus, or any amendment or supplement thereto, or omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the preparation of such Registration Statement, preliminary prospectus, final Prospectus, summary Prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such Registrable Securities by such Holder.

         7.2 INDEMNIFICATION PAYMENTS. Any indemnification required to be made by an indemnifying party pursuant to this Section 7 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to an indemnifiable loss, claim, damage, liability or expense incurred by such indemnified party.

         7.3 OTHER REMEDIES. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative benefits to and faults of the indemnifying party on the one hand and the indemnified party on the other in connection with the offering of Registrable Securities (taking into account the portion of the proceeds of the offering realized by each such party) and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, liability, action, proceeding or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this Section 7.3 except to the extent and under such circumstances as such party would have been liable to indemnify under this
Section 7 if such indemnification were enforceable under applicable law.

         SECTION 8. MISCELLANEOUS.

         8.1 ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         8.2 NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election and unless notice is otherwise given to the Company by the record owner, be treated as the Holder of such Registrable Securities for purposes of any request or other action by the Holder pursuant to this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         8.3 TERM. This Agreement shall be effective as of the date hereof and shall continue in effect thereafter until the earlier of (a) its termination by the consent of the parties hereto or their respective successors in interest and
(b) the date on which no Registrable Securities remain outstanding, and (c) the date on which the Holder may resell all of the Registrable Securities under Rule 144.

         8.4 NOTICES. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy or telegram:

                           (i)      If to the Holder, at:

                                    Continental Capital & Equity Corporation
                                    195 Wekiva Springs Road, Suite 200
                                    Longwood, Florida, 32779

                           (ii)     If to the Company, at:

                                    New Visual Entertainment, Inc.
                                    5920 Friars Road, Suite 104
                                    San Diego, California 92108

or, in each case, at such other address as may be specified in writing to the other parties hereto.

         All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the day after such delivery, (x) if by certified or registered mail, on the seventh business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, (z) if by telecopy or telegram, on the next day following the day on which such telecopy or telegram was sent, provided that a copy is also sent by certified or registered mail.

         8.5 AMENDMENTS; WAIVERS; ETC. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

         8.6 SEVERABILITY. If any provision of this Agreement, including any phrase, sentence, clause, Section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

         8.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         8.8 SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall not be assignable or otherwise transferable by the Holder without the prior written consent of the Company. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         8.9 NO THIRD PARTY BENEFICIARIES. Except as provided in Section 8 with respect to indemnification of certain third parties hereunder, nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective heirs, successors and permitted assigns.

         8.10 HEADINGS. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

         8.11 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

         8.12 CONFIDENTIALITY. The Holder shall treat as confidential and shall not use confidential information of the Company acquired from the Company pursuant to this Agreement except in accordance with the terms and provisions of this Agreement and the Holder's rights and obligations hereunder, and will not disclose the same or any part thereof to any third party without the prior written approval of the Company; provided, however, that nothing contained herein shall in any way restrict or impair the Holder's right to use, disclose, or otherwise deal with any information of the Company which:

                  (i) at the time of the disclosure is generally available to the public or thereafter becomes generally available to the public by publication or otherwise through no act of the Holder;

                  (ii) was in the Holder's possession prior to the time of disclosure hereunder and was not acquired directly or indirectly from the Company;

                  (iii) is independently made available to the Holder as a matter of right by a third party, or

                  (iv) was developed independent of the confidential information obtained from the Company.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                         NEW VISUAL ENTERTAINMENT, INC.


                         By:
                            ----------------------------------------------------
                         Name:
                              --------------------------------------------------
                         Title:
                               -------------------------------------------------


                         CONTINENTAL CAPITAL & EQUITY CORPORATION


                         By:
                            ----------------------------------------------------
                         Name:
                              --------------------------------------------------
                         Title:
                               -------------------------------------------------

                      Exhibit B to Client Service Agreement

                                    EXHIBIT B
                           FORM OF WARRANT CERTIFICATE


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, EXCHANGED OR TRANSFERRED IN ANY MANNER IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT NO SUCH REGISTRATION IS REQUIRED.


                               WARRANT CERTIFICATE

                         NEW VISUAL ENTERTAINMENT, INC.



No. WR- _____                                                   200,000 Warrants
Date: June __, 2000

         THIS CERTIFIES THAT, for value received, CONTINENTAL CAPITAL & EQUITY CORPORATION., or its registered assigns, is entitled to purchase from NEW VISUAL ENTERTAINMENT, INC., a Utah corporation (the "Company"), at any time or from time to time during the period specified in Paragraph 2, TWO HUNDRED THOUSAND (200,000) fully paid and nonassessable shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), at the various exercises prices as set forth in this Agreement. The term "Warrant Shares," as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4.

         This Warrant is subject to the following terms, provisions, and conditions:

         1. MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. The Warrant Shares are divided into four equal tranches of fifty thousand (50,000) shares with the following exercise prices for each tranche (the "Exercise Prices"): Tranche One - $7.00 per share; Tranche Two - $8.50 per share; Tranche Three - $10.00 per share; and Tranche Four - $11.50 per share. Subject to the provisions of this Warrant Certificate, this Warrant may be exercised by the holder of this Warrant and/or any permitted transferee specified in Section 7 below (the "holder"), in whole or in part, by the surrender of this Warrant together with a completed exercise agreement in the form attached to this Warrant Certificate (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder), and upon payment of the Exercise Price. At the option of the holder, the Exercise Price may be paid to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company. The Warrant Shares so purchased shall be deemed to be issued to the holder or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased shall be delivered to the holder within a reasonable time, not to exceed three business days after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder and shall be registered in the name of the holder or such other name as shall be designated by such holder.

         2. PERIOD OF EXERCISE. This Warrant may be exercised, at the option of the holder, in whole or in part, at any time from the date of the execution of this Warrant and (b) ending at 5:00 p.m., Eastern time, on the third anniversary of the date of this Warrant (the "Exercise Period").

         3. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

                  (a) SHARES TO BE FULLY PAID. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (b) RESERVATION OF SHARES. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

                  (c) SUCCESSORS AND ASSIGNS. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

         4. ANTIDILUTION PROVISIONS. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Paragraph 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

                  (a) SUBDIVISION OR COMBINATION OF COMMON STOCK. During the Exercise Period, if the Company subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) any shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. During the Exercise Period, if the Company combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) any shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

                  (b) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Paragraph 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  (c) CONSOLIDATION, MERGER OR SALE. During the Exercise Period, in case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Paragraph 4 will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant.

                  (d) NOTICE OF ADJUSTMENT. Upon the occurrence of any event that requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by independent public accountants then engaged by the Company.

                  (e) MINIMUM ADJUSTMENT OF EXERCISE PRICE. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

                  (f) NO FRACTIONAL SHARES. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional shares which would otherwise be issuable in an amount equal to the same fraction of the Market Price (as defined herein) of a share of Common Stock on the date of such exercise.

                  (g) OTHER NOTICES. In case:

                           (i) the Company shall declare any dividend upon the
                  Common Stock payable in shares of stock of any class or make any other distribution (including dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

                           (ii) the Company shall offer for subscription pro
                  rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                           (iii) there shall be any capital reorganization of
                  the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into or sale of all or substantially all its assets to, another corporation or entity; or

                           (iv) there shall be a voluntary or involuntary
                  dissolution, liquidation or winding-up of the Company;

         then, in each such case, the Company shall give to the holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the legal holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and
         (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

                  (h) CERTAIN DEFINITIONS:

                           (i) "Market Price" as of any date, means (a) the
                  average of the last reported sale prices on the principal trading market for the Common Stock for the five trading days immediately preceding the date of any such determination, or
                  (b) if market value cannot be calculated as of such date on the foregoing basis, Market Price shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company. The manner of determining the Market Price of the Common Stock sets forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                           (ii) "Common Stock" for the purposes of this
                  Paragraph 4, includes the Common Stock, par value $0.001 per share, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, or sale of the character referred to in Paragraph 4(c), the stock or other securities or property provided for in such Paragraph.

         5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

         6. NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. This Warrant shall not entitle the holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         7. TRANSFER AND REPLACEMENT OF WARRANT.

                  (a) RESTRICTION ON TRANSFER. This Warrant and the rights granted to the holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office of the Company referred to in Paragraph 7(d) below, PROVIDED, HOWEVER, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(e). Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder as the owner and holder of this Warrant for all purposes, and the Company shall not be affected by any notice to the contrary.

                  (b) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  (c) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder) in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

                  (d) REGISTER. The Company shall maintain, at its principal executive offices (or such other office of the Company as it may designate by notice to the holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

                  (e) EXERCISE OR TRANSFER WITHOUT REGISTRATION. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or in the case of any exercise, the Warrant Shares issuable hereunder) shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are reasonably acceptable to the Company, to the effect that such exercise, transfer or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, and (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

         8. NOTICES. All notices, requests and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed to the office of the Company at 5920 Friars Road, Suite 104, San Diego, California 92108 Attention: President, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 8 or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

         9. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO THE BODY OF LAW CONTROLLING CONFLICTS OF LAW.

         10. MISCELLANEOUS.

                  (a) AMENDMENTS. This Warrant and any provision it may only be amended by an instrument signed by the Company and the holder.

                  (b) DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions of this Warrant.

                  (c) SEVERABILITY AND SAVINGS CLAUSE. If any one or more of the provisions contained in this Agreement is for any reason (i) objected to, contested or challenged by any court, government authority, agency, department, commission or instrumentality of the United States or any state or political subdivision thereof, or any securities industry self-regulatory organization (collectively, "Governmental Authority"), or (ii) held to be invalid, illegal or unenforceable in any respect, the Company and the holder agree to negotiate in good faith to modify such objected to, contested, challenged, invalid, illegal or unenforceable provision. It is the intention of Company and the holder that there shall be substituted for such objected to, contested, challenged, invalid, illegal or unenforceable provision a provision as similar to such provision as may be possible and yet be acceptable to any objecting Governmental Authority and be valid, legal and enforceable. Further, should any provisions of this Agreement ever be reformed or rewritten by a judicial body, those provisions as rewritten will be binding, but only in that jurisdiction, on the holder and the Company as if contained in the original Agreement. The invalidity, illegality or unenforceability of any one or more provisions of this Warrant will not affect the validity and enforceability of any other provisions of this Warrant.

         WITNESS the signature of a proper officer of the Company as of the date first above written.

                                      NEW VISUAL ENTERTAINMENT, INC.

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



ATTEST:



-----------------------------
Secretary

                              [FORM OF ASSIGNMENT]

                   (TO BE EXECUTED BY THE REGISTERED HOLDER IF
            SUCH HOLDER DESIRES TO TRANSFER THE WARRANT CERTIFICATE)


         FOR VALUE RECEIVED, _______________________________________ hereby sells, assigns and transfers unto



--------------------------------------------------------------------------------
(Please print name, address and taxpayer identification number or social security number of transferee.)


the accompanying Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint:



--------------------------------------------------------------------------------
attorney, to transfer the accompanying Warrant Certificate on the books of the Company, with full power of substitution. The transferee's tax identification or social security number is _____________________.


Dated:                     ,        .
      ---------------------  -------

                                    [HOLDER]



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                     NOTICE


         The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                         [FORM OF ELECTION TO PURCHASE]

                   (TO BE EXECUTED BY THE REGISTERED HOLDER IF
            SUCH HOLDER DESIRES TO EXERCISE THE WARRANT CERTIFICATE)


To:                                 :
   ---------------------------------

The undersigned hereby irrevocably elects to exercise ______ of the Warrants designated as being in Tranche _____ and represented by the accompanying Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:

--------------------------------------------------------------------------------
(Please print name and address.)


--------------------------------------------------------------------------------
(Please insert social security or other identifying number.)

The undersigned represents that it is acquiring the shares of Common Stock for its own account and not with a view to distribution, and it will not sell these shares unless they have been registered under the Securities Act of 1933 or an exemption from such registration requirement is available.

If such number of Warrants shall not be all the Warrants evidenced by the accompanying Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:


--------------------------------------------------------------------------------
(Please print name and address.)


--------------------------------------------------------------------------------
(Please insert social security or other identifying number.)

Dated:                     ,        .
      ---------------------  -------

                                    [HOLDER]


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                     NOTICE

         The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                      Exhibit C to Client Service Agreement

                                    EXHIBIT C
                      FORM OF REGISTRATION RIGHTS AGREEMENT
                               FOR WARRANT SHARES


                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of June __, 2000, among NEW VISUAL ENTERTAINMENT, INC., a Utah corporation (the "Company"), and CONTINENTAL CAPITAL & EQUITY CORPORATION (the "Holder").

                                    RECITALS:

         1. The Holder is the holder of Warrants (collectively, the "Warrants") to purchase an aggregate of 200,000 shares (the "Warrant Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock").

         2. For good and valuable consideration, the receipt of which is hereby acknowledged, the Company is willing to grant the registration rights set forth in this Agreement.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         AFFILIATE: the meaning set forth in Rule 12b-2 under the Exchange Act.

         EFFECTIVENESS PERIOD: as defined in Section 5.1(b).

         EXCHANGE ACT: the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         FORM S-3: a Registration Statement effected on Form S-3 pursuant to the Securities Act.

         INCIDENTAL REGISTRATION: as defined in Section 3.1.

         PIGGY-BACK REQUEST: as defined in Section 3.1.

         PROSPECTUS: the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the

Prospectus, including post-effective amendments, and all materials incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         REGISTRABLE SECURITIES: the Warrant Shares and any other securities issued or issuable with respect to the Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, PROVIDED THAT any particular shares of such Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (ii) such shares shall have become eligible to be sold to the public by the Holder pursuant to Rule 144 under the Securities Act, (iii) subsequent disposition of such shares shall not require registration or qualification of them under the Securities Act or of any similar state law then in force; (iv) the Warrants shall have not been exercised as of the expiration date specified in the respective Warrant, or (v) such shares shall have ceased to be outstanding.

         REGISTRATION: a registration of securities (including Registrable Securities) under the Securities Act.

         REGISTRATION EXPENSES: any and all expenses incident to performance of or compliance with this Agreement by the Company and its subsidiaries, including, without limitation (i) all SEC, stock exchange, NASDAQ and other registration, listing and filing fees (other than fees and expenses incurred in connection with compliance with state securities or blue sky laws); (ii) all fees and expenses incurred in connection with compliance with the rules for trading securities on the NASDAQ or on any stock exchange on which the Common Stock is traded (including reasonable fees and disbursements of counsel to the underwriters in connection with such compliance and the preparation of a Blue Sky Memorandum and legal investment survey), (iii) all expenses of printing, distributing, mailing and delivering, any Registration Statement, any Prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of or compliance with this Agreement, (iv) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (v) the fees and expenses of any trustee, transfer agent, registrar, escrow agent or custodian,
(vi) the expenses customarily borne by the issuer incurred in connection with making road show presentations, if any, to facilitate the distribution and sale of Registrable Securities, and (vii) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties).

         REGISTRATION REQUEST:  shall have the meaning set forth in Section 2.

         REGISTRATION STATEMENT: any registration statement of the Company that covers any Registrable Securities filed or to be filed pursuant to this Agreement in connection with a Registration of Registrable Securities pursuant to Section 3, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         RULE 144: Rule 144 (or any successor provision) under the Securities
Act.

         S-3 REGISTRATION STATEMENT: shall have the meaning set forth in Section 2.

         SEC:  the Securities and Exchange Commission.

         SECURITIES ACT: the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: a Registration in which securities of the Company (including Registrable Securities) are sold to an underwriter for reoffering to the public.

         SECTION 2. REGISTRATION UPON DEMAND. If at any time during the term of this Agreement the Company is eligible to effect the Registration of its Common Stock on Form S-3 for a secondary offering, the Holder may deliver one, and only one, written request that all, or a portion, of the Registrable Securities be registered pursuant to the terms of this Agreement (a "Registration Request"). Within 31 days after a Registration Request, the Company shall prepare and file a Registration Statement to effect the Registration of all Registrable Securities which the Company has been requested to register pursuant to the Registration Request to the extent requisite to permit the public disposition of such Registrable Securities. The Company shall use its best efforts to cause the Registration Statement that is the subject of this Section 2 (the "S-3 Registration Statement") to be declared effective by the SEC upon the earlier to occur of (a) 120 days after the date of the Registration Request, (ii) 90 days following the filing of the S-3 Registration Statement, or (iii) ten business days after receipt of a "no review" or similar letter from the SEC. As a result, should the S-3 Registration Statement not relate to the entire number of Registrable Securities requested by the Holder in the Registration Request, the Company shall be required to promptly file a separate Registration Statement (utilizing Rule 462 promulgated under the Exchange Act, where applicable) relating to such Registrable Securities that then remain unregistered. The provisions of this Agreement shall relate to such separate Registration Statement as if it were an amendment to the S-3 Registration Statement.

         SECTION 3. INCIDENTAL REGISTRATION RIGHTS.

         3.1 REQUESTS FOR INCIDENTAL REGISTRATION. If the Company proposes to register any of its equity securities (other than pursuant to a Registration on Form S-4 or S-8 or any successor form) and the Registration form to be used may be used for Registration of the Registrable Securities, it will give prompt written notice to the Holder of its intention to effect such Registration (the "Incidental Registration"). Within ten business days of receiving such written notice of an Incidental Registration, the Holder may make a written request (the "Piggy-Back Request") that the Company include in the proposed Incidental Registration all, or a portion, of the Registrable Securities owned by the Holder (which Piggy-Back Request shall set forth the Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof).

         3.2 OBLIGATION TO EFFECT INCIDENTAL REGISTRATION. (a) The Company will use its best efforts to include in any Incidental Registration all Registrable Securities which the Company has been requested to register pursuant to any timely Piggy-Back Request to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

         (b)      Notwithstanding the preceding Sections 3.1 and 3.2(a):

                  (i) the Company shall not be obligated pursuant to this
         Section 3 to effect a Registration of Registrable Securities requested pursuant to a timely Piggy-Back Request if the Company discontinues the related Incidental Registration at any time prior to the effective date of any Registration Statement filed in connection therewith; and

                  (ii) if a Registration pursuant to this Section 3 involves an underwritten offering, and the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall advise the Company that, in its opinion, the number of securities requested and otherwise proposed to be included in such Registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such Registration to the extent of the number which the Company is so advised can be sold in such offering, FIRST, the securities the Company proposes to sell for its own account in such Registration and SECOND, the Registrable Securities of the Holder requesting to be included in such Registration and all other securities requested to be included in such Registration on a PRO RATA basis.

         SECTION 4. UNDERWRITERS.

         4.1 UNDERWRITTEN OFFERS. The provisions of this Section 4 do not establish additional registration rights but instead set forth procedures applicable, in addition to those set forth in Sections 3 and 5, to any Registration which is an underwritten offering.

         4.2 SELECTION OF UNDERWRITERS. If a Registration of Registrable Securities is being effected pursuant to Section 3 and such securities are to be distributed by or through one or more underwriters, the Company shall have the right to select one or more underwriters to administer the offering.

         4.3 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. The Holder may not participate in any underwritten Registrations hereunder unless the Holder agrees to sell the Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Company.

         4.4 HOLDBACK AGREEMENT OF THE HOLDER. If and whenever the Company proposes to register any of its equity securities under the Securities Act for its own account (other than on Form S-4 or S-8 or any successor form) or is required to use reasonable efforts to effect the Registration of any Registrable

Securities under the Securities Act pursuant to Section 3, the Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, of any Registrable Securities, of any other equity securities of the Company, or any securities convertible into or exchangeable for any equity securities of the Company, within 15 days prior to and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required) after the effective date of the Registration Statement relating to such Registration, except as part of such Registration or with the prior written consent of the Company and the managing underwriter, if any.

         SECTION 5. REGISTRATION PROCEDURES.

         5.1 OBLIGATIONS OF THE COMPANY. If and whenever the Company is required pursuant to Section 2 or Section 3 to effect a Registration of Registrable Securities, the Company shall, subject to the provisions of Section 2 or Section 3:

         (a) prepare and file with the SEC a Registration Statement covering such Registrable Securities and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective as provided herein;

         (b) use commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement and Prospectus used in connection therewith effective at least until the earlier of (i) 90 days after the effective date of such Registration Statement, and (ii) the completion of the distribution by the Holder of all of the Registrable Securities covered by such Registration Statement (the "Effectiveness Period");

         (c) use commercially reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such states within the United States as the Company determines, PROVIDED that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any state wherein it is not so qualified, subject itself to taxation in any state wherein it is not so subject, or take any action which would subject it to general service of process in any state wherein it is not so subject; and

         (d) (i) notify the Holder of Registrable Securities covered by such Registration Statement if, to its knowledge, such Registration Statement, at the time it or any amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable, prepare and file with the SEC a post-effective amendment to such Registration Statement and use commercially reasonable efforts to cause such post-effective amendment to become effective such that such Registration Statement, as so amended, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) notify the Holder of Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the

Securities Act, if, to its knowledge, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, as promptly as practicable, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         The Holder agrees that upon receipt of any notice from the Company pursuant to Section 5.1(d), the Holder will promptly discontinue the Holder's disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Holder shall have received notice from the Company that such Registration Statement has been amended and/or copies of the supplemented or amended Prospectus contemplated by Section 5.1(d) have been furnished. If so directed by the Company, the Holder of Registrable Securities will deliver to the Company all copies, other than permanent file copies, in the Holder's possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice.

         5.2 SELLER INFORMATION. The Company may require the Holder of any Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request and as shall be required by law in connection therewith. The Holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially false or misleading.

         SECTION 6. REGISTRATION EXPENSES.

         The Company shall pay all Registration Expenses arising from or incidental to the performance of, or compliance with, this Agreement, PROVIDED that the Holder requesting such Registration shall bear any transfer taxes applicable to its Registrable Securities registered thereunder, customary (both as to type and amount) commissions, discounts or other compensation payable to the underwriters (including fees and expenses of underwriters' counsel), selling brokers, managers or other similar persons engaged in the distribution of any of the Registrable Securities, and the fees and expenses of the Holder's own counsel.

         SECTION 7. INDEMNIFICATION.

         7.1 INDEMNIFICATION BY THE HOLDER OF REGISTRABLE SECURITIES. The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed pursuant to this Agreement that the Company shall have received an undertaking satisfactory to it from the Holder to indemnify, defend and hold harmless, the Company, its directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company from and against any and all losses, claims, damages and liabilities, joint or several, to which any of the foregoing may become subject, under the Securities Act or otherwise, based upon or arising out of any untrue statement or alleged untrue statement of a material fact in a Registration Statement, any preliminary prospectus, final Prospectus or summary Prospectus, or any amendment or supplement thereto, or omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the preparation of such Registration Statement, preliminary prospectus, final Prospectus, summary Prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such Registrable Securities by such Holder.

         7.2 INDEMNIFICATION PAYMENTS. Any indemnification required to be made by an indemnifying party pursuant to this Section 7 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to an indemnifiable loss, claim, damage, liability or expense incurred by such indemnified party.

         7.3 OTHER REMEDIES. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative benefits to and faults of the indemnifying party on the one hand and the indemnified party on the other in connection with the offering of Registrable Securities (taking into account the portion of the proceeds of the offering realized by each such party) and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, liability, action, proceeding or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this Section 7.3 except to the extent and under such circumstances as such party would have been liable to indemnify under this
Section 7 if such indemnification were enforceable under applicable law.

         SECTION 8. MISCELLANEOUS.

         8.1 ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         8.2 NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election and unless notice is otherwise given to the Company by the record owner, be treated as the Holder of such Registrable Securities for purposes of any request or other action by the Holder pursuant to this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         8.3 TERM. This Agreement shall be effective as of the date hereof and shall continue in effect thereafter until the earlier of (a) its termination by the consent of the parties hereto or their respective successors in interest and
(b) the date on which no Registrable Securities remain outstanding, and (c) the date on which the Holder may resell all of the Registrable Securities under Rule 144.

         8.4 NOTICES. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy or telegram:

                           (i)      If to the Holder, at:

                                    Continental Capital & Equity Corporation
                                    195 Wekiva Springs Road, Suite 200
                                    Longwood, Florida, 32779

                           (ii)     If to the Company, at:

                                    New Visual Entertainment, Inc.
                                    5920 Friars Road, Suite 104
                                    San Diego, California 92108

or, in each case, at such other address as may be specified in writing to the other parties hereto.

         All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the day after such delivery, (x) if by certified or registered mail, on the seventh business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, (z) if by telecopy or telegram, on the next day following the day on which such telecopy or telegram was sent, provided that a copy is also sent by certified or registered mail.

         8.5 AMENDMENTS; WAIVERS; ETC. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

         8.6 SEVERABILITY. If any provision of this Agreement, including any phrase, sentence, clause, Section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

         8.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         8.8 SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall not be assignable or otherwise transferable by the Holder without the prior written consent of the Company. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         8.9 NO THIRD PARTY BENEFICIARIES. Except as provided in Section 8 with respect to indemnification of certain third parties hereunder, nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective heirs, successors and permitted assigns.

         8.10 HEADINGS. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

         8.11 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

         8.12 CONFIDENTIALITY. The Holder shall treat as confidential and shall not use confidential information of the Company acquired from the Company pursuant to this Agreement except in accordance with the terms and provisions of this Agreement and the Holder's rights and obligations hereunder, and will not disclose the same or any part thereof to any third party without the prior written approval of the Company; provided, however, that nothing contained herein shall in any way restrict or impair the Holder's right to use, disclose, or otherwise deal with any information of the Company which:

                  (i) at the time of the disclosure is generally available to the public or thereafter becomes generally available to the public by publication or otherwise through no act of the Holder;

                  (ii) was in the Holder's possession prior to the time of disclosure hereunder and was not acquired directly or indirectly from the Company;

                  (iii) is independently made available to the Holder as a matter of right by a third party, or

                  (iv) was developed independent of the confidential information obtained from the Company.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                    NEW VISUAL ENTERTAINMENT, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CONTINENTAL CAPITAL & EQUITY CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------